EXHIBIT 24



                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMB Realty Corporation, the corporate general partner of CARLYLE INCOME PLUS, LTD. - II, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1996, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 22nd day of January, 1997.


H. RIGEL BARBER
-----------------------
H. Rigel Barber                           Chief Executive
                                           Officer



GLENN E. EMIG
-----------------------
Glenn E. Emig                             Chief Operating Officer


      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1996, and any and all amendments thereto, the 22nd day of January, 1997.


                                          GARY NICKELE
                                          -----------------------
                                          Gary Nickele


                                          GAILEN J. HULL
                                          -----------------------
                                          Gailen J. Hull


                                          DENNIS M. QUINN
                                          -----------------------
                                          Dennis M. Quinn

                                                            EXHIBIT 24
                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and/or directors of JMB Realty Corporation, the corporate general partner of CARLYLE INCOME PLUS, LTD. - II, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1996, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 22nd day of January, 1997.


NEIL G. BLUHM
-----------------------             President and Director
Neil G. Bluhm


JUDD D. MALKIN
-----------------------             Chairman and Chief Financial
                                    Officer
Judd D. Malkin


A. LEE SACKS
-----------------------             Director of General Partner
A. Lee Sacks


STUART C. NATHAN
-----------------------             Executive Vice President
Stuart C. Nathan                    Director of General Partner
A. Lee Sacks

      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers and/or directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1996, and any and all amendments thereto, the 22nd day of January, 1997.


                                    GARY NICKELE
                                    -----------------------
                                    Gary Nickele


                                    GAILEN J. HULL
                                    -----------------------
                                    Gailen J. Hull


                                          DENNIS M. QUINN
                                          -----------------------
                                          Dennis M. Quinn